Merrill Lynch Investment Managers




Semi-Annual Report
April 30, 2001



MuniYield
Fund, Inc.



www.mlim.ml.com


MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MUNIYIELD FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Fund, Inc., April 30, 2001



DEAR SHAREHOLDER

For the six-month period ended April 30, 2001, the Common Stock of MuniYield Fund, Inc. earned $0.428 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 6.71%, based on a month-end per share net asset value of $12.87. Over the same period, the total investment return on the Fund's Common Stock was +1.64%, based on a change in per share net asset value from $13.08 to $12.87, and assuming reinvestment of $0.428 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 3.63%; Series B, 4.37%; Series C, 3.76%; Series D, 3.78%; and
Series E, 3.88%.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%--3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%--5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
For the six-month period ended April 30, 2001, we had a duration that was higher than the Fund's competitive group average. This reflected our belief that municipal bond yields were attractive relative to a slowing US domestic economy. We also believed that the Federal Reserve Board would lower short-term interest rates to bolster US economic activity and that long-term interest rates would decline in concert.

In late 2000 as yields declined, we sold our lower-coupon bonds with long maturities and replaced them with higher-couponed issues in the intermediate part of the yield curve. This allowed us to capture a significant amount of the yield available in the municipal yield curve, while muting the overall volatility of the Fund. Our strategy worked well as it enhanced the Fund's yield and, as yields rose in early 2001, the Fund was able to preserve much of the gains realized in late 2000. Unfortunately, during the period, the high-yield portion of the Fund's holdings dramatically underperformed. The yield spread between these high-yield issues and higher-rated municipal credits widened. We sold some of the Fund's lower-rated issues in early 2001, which tempered the overall negative effect on the Fund's net asset value resulting from deteriorating credit spreads. We will seek opportunities to continue to reduce the Fund's exposure to lower-quality issues whenever they are fairly valued.

Looking forward, we expect to concentrate our investments in the 10-year--20-year range maturity sector. This portion of the yield curve is expected to outperform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise.

The Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 had a beneficial effect on the Fund's borrowing costs. Despite recent seasonal tax pressures on short-term interest rates, borrowing costs were in the 3.5%--3.75% range for much of the period. Short-term tax-exempt interest rates are expected to fall into the 3% range. We believe that this decline in borrowing costs may generate a significant yield enhancement to benefit the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and
Portfolio Manager



May 22, 2001



MuniYield Fund, Inc., April 30, 2001


PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was voted on at a shareholders' meeting on April 25, 2001. The meeting was adjourned until May 16, 2001 at which time the proposal was approved. The description of the proposal and number of shares voted are as follows:

                                                                              Shares Voted                  Shares Withheld
                                                                                  For                         From Voting
1. To elect the Fund's Directors:            Terry K. Glenn                     36,662,471                     1,209,121
                                             Herbert I. London                  36,759,230                     1,112,362
                                             Andre F. Perold                    36,767,619                     1,103,973
                                             Roberta Cooper Ramo                36,748,110                     1,123,482

During the six-month period ended April 30, 2001, MuniYield Fund,
Inc.'s Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposal. The proposal was voted on at a shareholders' meeting on April 25, 2001. The meeting was adjourned until May 16, 2001 at which time the proposal was approved. The description of the proposal and number of shares voted are as follows:

                                                                              Shares Voted                  Shares Withheld
                                                                                  For                         From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold and Roberta Cooper Ramo as follows:
                                             Series A                                1,799                             1
                                             Series B                                1,646                           102
                                             Series C                                1,784                            13
                                             Series D                                1,796                             4
                                             Series E                                2,626                             0


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT          Alternative Minimum Tax
               (subject to)
COP          Certificates of Participation
DATES        Daily Adjustable Tax-Exempt
               Securities
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
INFLOS       Inverse Floating Rate Municipal Bonds
PCR          Pollution Control Revenue Bonds
RITR         Residual Interest Trust Receipts
S/F          Single-Family
VRDN         Variable Rate Demand Notes



MuniYield Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value
Alaska--0.7%   NR*    NR*   $ 5,050  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                     Pipeline Corporation), 6.10% due 2/01/2024                                  $  5,014

Arizona--1.7%  AAA    Aaa     1,460  Arizona State Wastewater Management Authority, Wastewater Treatment
                                     Financial Assistance Revenue Bonds, Series A, 5.60% due 7/01/2006 (b)(c)       1,593
                                     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                     (America West Airlines Inc. Project), AMT:
               NR*    B3      8,000    6.25% due 6/01/2019                                                          6,800
               NR*    B3      5,300    6.30% due 4/01/2023                                                          4,465

California     AAA    NR*     4,000  California State, GO, Refunding, 5.75% due 12/01/2011 (e)                      4,366
--0.6%

Colorado       NR*    Aaa     4,680  Broomfield, Colorado, COP (Open Space Park and Recreational
--2.9%                               Facilities), 5.75% due 12/01/2015 (c)                                          4,948
                                     Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                     Series D:
               A      Aaa       700    7.75% due 11/15/2001 (b)                                                       731
               A      A2      8,000    7.75% due 11/15/2013                                                         9,656
               NR*    NR*     5,000  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                     Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                            5,291
                                     Mountain Village Metropolitan District, Colorado, San Miguel
                                     County, GO, Refunding:
               NR*    NR*       690    7.95% due 12/01/2003                                                           716
               NR*    NR*       240    7.95% due 12/01/2003 (b)                                                       259

Connecticut    BBB    Baa2   22,000  Connecticut State Development Authority, PCR, Refunding
--3.5%                               (Connecticut Light and Power Company), Series A, 5.85% due
                                     9/01/2028                                                                     21,528
               AA     Aa2     4,000  Connecticut State, GO, Refunding, Series C, 5.375% due 12/15/2013              4,210

Florida        NR*    NR*    12,000  Hillsborough County, Florida, IDA, Exempt Facilities Revenue
--2.9%                               Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                   6,840
               AAA    Aaa    15,000  Pinellas County, Florida, Housing Authority, Housing Revenue Bonds
                                     (Affordable Housing Program), 4.60% due 12/01/2010 (i)                        15,011

Georgia--1.8%  AAA    Aaa    12,140  Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                     due 1/01/2016 (h)                                                             13,002
               A1     VMIG1++   400  Monroe County, Georgia, Development Authority, PCR, Refunding
                                     (Georgia Power Company Plant--Scherer), VRDN, 4.40% due 9/01/2029 (a)            400

Idaho--0.3%    AA     NR*     2,450  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                     Senior Series C-2, 7.15% due 7/01/2023                                         2,507

Illinois       AAA    Aaa    10,000  Chicago, Illinois, GO, Series A, 6.75% due 7/01/2010 (b)(h)                   11,757
--6.2%         NR*    Aaa     2,465  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                     7.625% due 9/01/2027 (f)(g)(l)                                                 2,813
               BBB+   Baa1    2,750  Illinois Development Finance Authority, PCR, Refunding (Illinois
                                     Power Company Project), Series A, 7.375% due 7/01/2021                         2,988
               NR*    NR*     2,500  Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                     (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (b)                  3,021
                                     Illinois State, GO, First Series (e):
               AAA    Aaa     7,000    5.75% due 12/01/2013                                                         7,495
               AAA    Aaa     7,500    5.75% due 12/01/2014                                                         7,971
               AAA    Aaa     8,000  Metropolitan Pier and Exposition Authority, Illinois, Hospitality
                                     Facilities Revenue Bonds (McCormick Place Convention Center), 7%
                                     due 7/01/2026 (m)                                                              9,839

Indiana        BB-    Ba2     3,500  East Chicago, Indiana, Solid Waste Disposal Revenue Bonds (USG
--0.2%                               Corporation Project), AMT, 6.375% due 8/01/2029                                1,540

Kentucky       NR*    A3      4,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
--0.6%                               International Project), AMT, 7% due 6/01/2024                                  4,165

Louisiana      NR*    A3     20,000  Lake Charles, Louisiana, Harbor and Terminal District, Port
--7.0%                               Facilities Revenue Refunding Bonds (Trunkline Long Company
                                     Project), 7.75% due 8/15/2022                                                 21,298
               AAA    Aaa    11,100  Louisiana State, GO, Series A, 6% due 5/15/2014 (e)                           11,899
               BB-    NR*    20,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                     Grain Company Project), 6.50% due 1/01/2017                                   18,752

Maryland       NR*    NR*     7,050  Maryland State Energy Financing Administration, Limited
--1.0%                               Obligation Revenue Bonds (Cogeneration-AES Warrior Run), AMT,
                                     7.40% due 9/01/2019                                                            7,257

Massachusetts                        Massachusetts GO, Consolidated Loan:
--4.5%         AA-    Aa2    14,035    Series B, 5.75% due 6/01/2012                                               15,146
               AA-    Aa2     4,000    Series C, 5.75% due 10/01/2011                                               4,384
               A      NR*    11,030  Massachusetts State Health and Educational Facilities Authority
                                     Revenue Bonds (Schepens Eye Research Project), Series A, 6.50%
                                     due 7/01/2028                                                                 11,390
               NR*    Aaa     2,575  Tantasqua, Massachusetts, Regional School District, GO, 5%
                                     due 8/15/2017 (i)                                                              2,552

Michigan       NR*    P1      4,400  Delta County, Michigan, Economic Development Corporation,
--1.0%                               Environmental Improvement Revenue Refunding Bonds (Mead-Escanaba
                                     Paper), DATES, Series F, 4.40% due 12/01/2013 (a)                              4,400
               AAA    Aaa     3,100  Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                     INFLOS, 8.311% due 2/15/2022 (i)(k)                                            3,294

Minnesota      AA+    Aa1     2,415  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series A,
--0.3%                               7.05% due 7/01/2022                                                            2,448

Mississippi    A      A3     16,800  Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
--4.1%                                (Weyerhaeuser Company Project), Series A, 6.80% due 4/01/2022                18,646
               AA     Aa3    11,380  Mississippi State, GO, Capital Improvement, 5.75% due 11/01/2014              12,152

Missouri                             Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
--1.2%                               Bonds (Gravois Bluffs):
               NR*    NR*     1,805    6.75% due 10/01/2015                                                         1,813
               NR*    NR*     2,800    7% due 10/01/2021                                                            2,830
               AAA    NR*     3,725  Missouri State Housing Development Commission, S/F Mortgage Revenue
                                     Bonds, Homeownership, AMT, Series B, 7.55% due 9/01/2027 (f)(g)                3,987


MuniYield Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value
New Jersey--5.4%                       New Jersey EDA, Construction Revenue Bonds, GO (School Facilities),
                                       Series A (c):
               AAA    Aaa   $ 5,000    5.50% due 6/15/2012                                                       $  5,375
               AAA    Aaa     5,000    5.50% due 6/15/2013                                                          5,366
                                     New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                     Inc. Project), AMT:
               BB     Ba2     2,000    6.25% due 9/15/2019                                                          1,892
               BB     Ba2     8,400    5.50% due 4/01/2028                                                          7,028
               BB     Ba2     5,180    6.25% due 9/15/2029                                                          4,814
               BB     Ba2     3,750    7% due 11/15/2030                                                            3,800
               BB     Ba2     6,750    7.20% due 11/15/2030                                                         6,966
               AAA    Aaa     4,450  New Jersey EDA, Water Facilities Revenue Bonds (New Jersey American
                                     Water Company Inc. Project), AMT, 6.50% due 4/01/2022 (h)                      4,592
               BBB-   Baa3      390  New Jersey Health Care Facilities Financing Authority, Revenue
                                     Refunding Bonds (Saint Elizabeth Hospital Obligation Group), 6%
                                     due 7/01/2027 (e)                                                                323

New York       AAA    Aaa     1,865  Dutchess County, New York, Resource Recovery Agency Revenue
--22.9%                              Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)                  1,957
               A1+   VMIG1++  5,000  Long Island Power Authority, New York, Electric System Revenue
                                     Bonds, VRDN, Sub-Series 6, 3.80% due 5/01/2033 (a)                             5,000
               NR*    Aaa     5,595  Metropolitan Transportation Authority, New York, Commuter Facilities
                                     Revenue Bonds, RITR, Series 9, 7.77% due 7/01/2006 (b)(h)(k)                   6,948
               NR*    A       5,500  New York City, New York, City IDA, Special Facilities Revenue
                                     Bonds, RITR, AMT, Series RI-5, 7.295% due 1/01/2024 (k)                        5,879
               AAA    Aaa    10,000  New York City, New York, City Municipal Water Finance Authority,
                                     Water and Sewer System Revenue Bonds, Series B, 5.75% due
                                     6/15/2026 (e)                                                                 10,295
                                     New York City, New York, City Transitional Finance Authority
                                     Revenue Bonds:
               AA+    Aa2     9,000    Future Tax Secured, Series B, 4.75% due 11/01/2023                           8,167
               AA+    Aa2    10,000    Future Tax Secured, Series B, 4.75% due 11/15/2023                           9,069
               AA+    Aa2     2,000    Future Tax Secured, Series C, 4.75% due 5/01/2023                            1,824
               AAA    Aaa    11,765    Series C, 5% due 5/01/2029 (e)                                              11,106
                                     New York City, New York, GO:
               A      A2      4,700    Series B, 5.75% due 8/01/2014                                                5,003
               A      Aaa       385    Series C, Sub-Series C-1, 7.50% due 8/01/2002 (b)                              410
               AAA    Aaa    10,000  New York City, New York, GO, Refunding, Trust Receipts, Series R,
                                     8.272% due 5/15/2014 (h)(k)                                                   12,599
                                     New York State Dormitory Authority, Service Contract Revenue Bonds
                                     (School District Rescue), Series A:
               AA-    NR*     1,410    5.75% due 4/01/2010                                                          1,545
               AA-    NR*     1,145    5.75% due 4/01/2011                                                          1,256
                                     New York State Dormitory Authority, State University Educational
                                     Facilities Revenue Refunding Bonds, Series 1989 (e):
               AAA    NR*     7,500    6% due 5/15/2015                                                             8,203
               AAA    NR*     3,750    6% due 5/15/2016                                                             4,084
               AA+    Aa1    17,575  New York State Environmental Facilities Corporation, PCR, Refunding,
                                     RITR, Class R, Series 9, 7.198% due 6/15/2014 (k)                             19,389
               AA+    Aa1     5,260  New York State Environmental Facilities Corporation, PCR, Refunding,
                                     State Water Revolving Fund (New York City Municipal Water), 5.75%
                                     due 6/15/2012                                                                  5,767
               AAA    Aaa     9,000  Port Authority of New York and New Jersey, Consolidated Revenue
                                     Bonds, 116th Series, 4.25% due 10/01/2026 (h)                                  7,601
               AAA    NR*     4,360  Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                     DRIVERS, AMT, Series 177, 7.67% due 10/15/2032 (e)(k)                          4,887
               AAA    Aaa    38,300  Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Bonds (JFK International Air Terminal Project), AMT,
                                     Series 6, 5.75% due 12/01/2025 (e)                                            39,460

North          BBB    Baa3    4,750  North Carolina Eastern Municipal Power Agency, Power System
Carolina                             Revenue Bonds, Series D, 6.75% due 1/01/2026                                   4,980
--0.8%         AA     Aa2     1,000  North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 8-A,
                                     6.20% due 7/01/2016                                                            1,049

Ohio--2.2%                           Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech
                                     Apartments Project), AMT (g):
               NR*    Aaa     1,410    5.75% due 9/20/2020                                                          1,422
               NR*    Aaa     2,250    5.85% due 9/20/2030                                                          2,270
               NR*    Aa1     2,000  Dublin, Ohio, GO, Refunding and Improvement, Series A, 4.625%
                                     due 12/01/2018                                                                 1,833
               NR*    NR*     2,175  Lucas County, Ohio, Health Care Facility Revenue Refunding and
                                     Improvement Bonds (Sunset Retirement Communities), Series A, 6.625%
                                     due 8/15/2030                                                                  2,205
               BBB    Ba2    19,000  Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                     Project), AMT, 5.60% due 8/01/2032                                             8,360

Oklahoma       AAA    NR*     3,250  Holdenville, Oklahoma, Industrial Authority, Correctional
--0.5%                               Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                             3,666

Oregon--2.7%   AAA    Aaa    14,000  Oregon Health Sciences University Revenue Refunding Bonds, Series A,
                                     5.16%** due 7/01/2021 (e)                                                      4,533
                                     Oregon State Department of Administrative Services, COP, Series A (c):
               AAA    Aaa     4,405    6% due 5/01/2015                                                             4,933
               AAA    Aaa     3,500    6% due 5/01/2016                                                             3,920
               AA     Aa2     7,000  Oregon State, GO, Refunding (Veterans Welfare), Series 80A, 5.70%
                                     due 10/01/2032                                                                 7,104

Pennsylvania   AAA    Aaa     5,000  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
--8.8%                               Power and Light Company Project), Series B, 6.40% due 9/01/2029 (e)            5,278
               AAA    Aaa     9,675  Pennsylvania Convention Center Revenue Refunding Bonds, Series A,
                                     6.70% due 9/01/2014 (e)                                                       10,631
                                     Pennsylvania Economic Development Financing Authority, Exempt
                                     Facilities Revenue Bonds (National Gypsum Company), AMT:
               NR*    NR*    17,100    Series A, 6.25% due 11/01/2027                                               8,978
               NR*    NR*     2,000    Series B, 6.125% due 11/01/2027                                              1,030
               AA+    Aa2     5,135  Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT, Series 42,
                                     6.85% due 4/01/2025                                                            5,383
               AAA    Aaa    16,270  Pennsylvania State Higher Educational Facilities Authority,
                                     Health Services Revenue Refunding Bonds (Allegheny Delaware
                                     Valley Obligation), Series C, 5.875% due 11/15/2016 (e)                       16,865


MuniYield Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value
Pennsylvania                         Philadelphia, Pennsylvania, IDR, Refunding, Authority for
(concluded)                          Commercial Development:
               NR*    NR*   $ 3,650    (Days Inn), Series B, 6.50% due 10/01/2027                                $  3,550
               NR*    NR*     3,000    (Doubletree), Series A, 6.50% due 10/01/2027                                 2,918
               AAA    Aaa    10,000  Washington County, Pennsylvania, Capital Funding Authority
                                     Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                     due 12/01/2029 (c)                                                            11,101

Rhode          AAA    Aaa       920  Cranston, Rhode Island, GO, Refunding, 5.25% due 7/01/2015 (e)                   936
Island--1.1%                         Rhode Island State Health and Educational Building Corporation,
                                     Higher Education Revenue Bonds (Roger Williams University):
               AA     NR*     2,750    5.375% due 11/15/2022                                                        2,663
               AA     NR*     2,250    5.50% due 11/15/2030                                                         2,189
                                     Woonsocket, Rhode Island, GO (h):
               NR*    Aaa     1,225    6% due 10/01/2017                                                            1,325
               NR*    Aaa     1,195    6% due 10/01/2018                                                            1,289

South          BBB+   Baa1    2,500  Richland County, South Carolina, PCR, Refunding (Union Camp
Carolina                             Corporation Project), Series C, 6.55% due 11/01/2020                           2,554
--0.3%

South          BBB+   Baa3      900  South Dakota State Health and Educational Facilities Authority,
Dakota--0.1%                         Revenue Refunding Bonds (Prairie Lakes), 7.25% due 4/01/2022                     912

Tennessee                            Elizabethton, Tennessee, Health and Educational Facilties Board,
--1.3%                               Hospital Revenue Refunding and Improvement Bonds, First Mortgage,
                                     Series B (e):
               AAA    Aaa     2,005    6% due 7/01/2011                                                             2,193
               AAA    Aaa     2,125    6% due 7/01/2012                                                             2,326
               AAA    Aaa     2,255    6.25% due 7/01/2013                                                          2,514
               NR*    NR*     3,000  Hardeman County, Tennessee, Correctional Facilities Corporation
                                     Revenue Bonds, 7.75% due 8/01/2017                                             2,979

Texas--6.5%    AAA    Aaa     3,515  Denton, Texas, Utility System Revenue Refunding and Improvement
                                     Bonds, 5.125% due 12/01/2018 (c)                                               3,414
                                     Gregg County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Bonds (Good Shepherd Medical Center Project):
               AA     NR*     3,000    6.875% due 10/01/2020                                                        3,290
               AA     NR*     2,000    6.375% due 10/01/2025                                                        2,102
               AA-    Aa3     5,000  Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                     Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and
                                     Company Project), AMT, 6.40% due 4/01/2026                                     5,232
                                     Harris County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (a):
               A1+    NR*     6,800    4.35% due 12/01/2025                                                         6,800
               A1+    NR*     2,700    4.50% due 12/01/2026                                                         2,700
                                     Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                     (Continental Airlines Terminal Improvement), AMT:
               BB     Ba1     4,500    Series B, 6.125% due 7/15/2027                                               4,022
               BB     Ba1     1,250    Series C, 6.125% due 7/15/2027                                               1,117
                                     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                     Semiconductor), AMT:
               BBB-   Baa3    6,200    6.375% due 4/01/2027                                                         6,080
               BBB-   Baa3    4,000    6.95% due 4/01/2030                                                          4,117
                                     San Antonio, Texas, Water Revenue Refunding Bonds:
               AA-    Aa3     1,000    5.875% due 5/15/2016                                                         1,055
               AA-    Aa3     1,000    5.875% due 5/15/2017                                                         1,050
               AAA    Aaa     7,020  Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due
                                     9/01/2030 (h)                                                                  7,141

Utah--0.3%     AAA    Aaa     1,545  Utah State Board of Regents Revenue Refunding Bonds (University
                                     of Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)                1,570
               AAA    NR*       510  Utah State, HFA, S/F Mortgage Revenue Bonds, AMT, Senior-Series
                                     E-2, 7.15% due 7/01/2024 (d)                                                     521

Virginia       NR*    NR*     8,650  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
--1.9%                               (Port Facility--Zeigler Coal), 6.90% due 5/02/2022 (n)                         3,806
               NR*    NR*     1,000  Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                     Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                              941
                                     Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                     Senior Series B:
               BBB-   Baa3    9,100    5.90%** due 8/15/2019                                                        2,558
               BBB-   Baa3   12,840    7.35%** due 8/15/2029                                                        1,779
               AA+    Aa1     5,125  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                     Series A, 7.10% due 1/01/2025                                                  5,267

West           NR*    A3      3,000  Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia                             Bonds (TJ International Project), AMT, 7% due 7/15/2025                        3,146
--0.4%

Wisconsin      AAA    Aaa     3,585  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)                   3,721
--0.7%         AA     NR*     1,385  Wisconsin State Health and Educational Facilties Authority
                                     Revenue Bonds (Howard Young Medical Center Inc. Project), 5.125%
                                     due 8/15/2028                                                                  1,237

Puerto         AAA    Aaa    12,500  Puerto Rico Commonwealth, Highway and Transportation Authority,
Rico--2.3%                           Transportation Revenue Bonds, Trust Receipts, Class R, Series B,
                                     7.372% due 7/01/2035 (e)(k)                                                   14,252
               AAA    Aaa     2,500  Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                     Receipts, Class R, Series 16 HH, 7.122% due 7/01/2013 (k)                      2,899


               Total Investments (Cost--$742,398)--98.7%                                                          735,485

               Other Assets Less Liabilities--1.3%                                                                  9,924
                                                                                                                 --------
               Net Assets--100.0%                                                                                $745,409
                                                                                                                 ========



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(l)FHLMC Collateralized.
(m)Escrowed to maturity.
(n)Non-income producing security.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$742,397,615)                                   $735,484,577
                    Cash                                                                                          36,465
                    Receivables:
                      Interest                                                             $ 13,291,362
                      Securities sold                                                           351,866       13,643,228
                                                                                           ------------
                    Prepaid expenses and other assets                                                             87,775
                                                                                                            ------------
                    Total assets                                                                             749,252,045
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,441,463
                      Investment adviser                                                        301,380
                      Dividends to shareholders                                                  45,650        3,788,493
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        54,612
                                                                                                            ------------
                    Total liabilities                                                                          3,843,105
                                                                                                            ------------

Net Assets:         Net assets                                                                              $745,408,940
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (10,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $250,000,000
                      Common Stock, par value $.10 per share (38,482,330 shares
                      issued and outstanding)                                              $  3,848,233
                    Paid-in capital in excess of par                                        541,046,599
                    Undistributed investment income--net                                      6,673,054
                    Accumulated realized capital losses on investments--net                (38,225,209)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                    (11,020,699)
                    Unrealized depreciation on investments--net                             (6,913,038)
                                                                                           ------------
                    Total--Equivalent to $12.87 net asset value per share of Common
                    Stock (market price--$13.45)                                                             495,408,940
                                                                                                            ------------
                    Total capital                                                                           $745,408,940
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $ 22,320,219
Income:

Expenses:           Investment advisory fees                                               $  1,877,871
                    Commission fees                                                             307,837
                    Accounting services                                                         124,737
                    Professional fees                                                            41,167
                    Printing and shareholder reports                                             39,868
                    Transfer agent fees                                                          32,517
                    Custodian fees                                                               27,344
                    Directors' fees and expenses                                                 19,946
                    Listing fees                                                                 19,747
                    Pricing fees                                                                 10,949
                    Other                                                                        16,994
                                                                                           ------------
                    Total expenses                                                                             2,518,977
                                                                                                            ------------
                    Investment income--net                                                                    19,801,242
                                                                                                            ------------
Realized &          Realized loss on investments--net                                                          (569,739)
Unrealized          Change in unrealized depreciation on investments--net                                    (6,126,753)
Loss on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 13,104,750
--Net:                                                                                                      ============
                    See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $ 19,801,242     $ 41,759,142
                    Realized loss on investments--net                                         (569,739)     (37,655,470)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (6,126,753)       34,881,965
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     13,104,750       38,985,637
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                         (16,433,634)     (33,320,553)
                      Preferred Stock                                                       (4,813,082)     (10,334,350)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (21,246,716)     (43,654,903)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends                                              2,189,839               --
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (5,952,127)      (4,669,266)
                    Beginning of period                                                     751,361,067      756,030,333
                                                                                           ------------     ------------

                    End of period*                                                         $745,408,940     $751,361,067
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  6,673,054     $  8,118,528
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998       1997
Per Share           Net asset value, beginning of period           $  13.08   $  13.21   $  16.27   $  16.09    $  15.68
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .52       1.09       1.12       1.19        1.24
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.17)      (.08)     (2.34)        .49         .65
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .35       1.01     (1.22)       1.68        1.89
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                          (.43)      (.87)      (.95)      (.97)      (1.00)
                                                                   --------   --------   --------   --------    --------
                      Realized gain on investments--net                  --         --      (.38)      (.26)       (.22)
                      In excess of realized gain on
                      investments--net                                   --         --      (.27)         --       (.01)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                         (.43)      (.87)     (1.60)     (1.23)      (1.23)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                        (.13)      (.27)      (.17)      (.18)       (.20)
                        Realized gain on investments--net                --         --      (.04)      (.09)       (.05)
                      In excess of realized gain on
                      investments--net                                   --         --      (.03)         --      --++++
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock
                    activity                                          (.13)      (.27)      (.24)      (.27)       (.25)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  12.87   $  13.08   $  13.21   $  16.27    $  16.09
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of period          $  13.45   $ 12.625   $ 12.875   $ 16.875    $ 15.875
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share               10.05%+++      5.26%   (15.35%)     14.74%      15.56%
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share             1.64%+++      6.28%    (9.92%)      9.15%      11.11%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses***                                1.00%*       .99%       .93%       .89%        .91%
Average Net                                                        ========   ========   ========   ========    ========
Assets of           Total investment income--net***                  7.87%*      8.35%      7.42%      7.43%       7.81%
Common Stock:                                                      ========   ========   ========   ========    ========
                    Amount of dividends to Preferred
                    Stock shareholders                               1.91%*      2.07%      1.11%      1.10%       1.28%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net, to Common
                    Stock shareholders                               5.96%*      6.28%      6.31%      6.33%       6.53%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses                                    .67%*       .66%       .65%       .63%        .64%
Total Average Net                                                  ========   ========   ========   ========    ========
Assets:***++        Total investment income--net                     5.27%*      5.56%      5.17%      5.26%       5.48%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Dividends to Preferred Stock shareholders        3.88%*      4.12%      2.55%      2.66%       3.02%
Average Net                                                        ========   ========   ========   ========    ========
Assets of
Preferred
Stock:

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                       $495,409  $ 501,361   $506,030   $611,222    $596,320
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                          $250,000   $250,000   $250,000   $250,000    $250,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               36.66%    103.44%     78.42%     91.63%     111.45%
                                                                   ========   ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                      $  2,982   $  3,005   $  3,024   $  3,445    $  3,385
                                                                   ========   ========   ========   ========    ========

Dividends           Series A--Investment income--net               $    450   $  1,052   $    588   $    694    $    747
Per Share on                                                       ========   ========   ========   ========    ========
Preferred Stock     Series B--Investment income--net               $    542   $  1,009   $    595   $    687    $    751
Outstanding:                                                       ========   ========   ========   ========    ========
                    Series C--Investment income--net               $    466   $  1,032   $    687   $    643    $    763
                                                                   ========   ========   ========   ========    ========
                    Series D--Investment income--net               $    468   $  1,035   $    694   $    637    $    762
                                                                   ========   ========   ========   ========    ========
                    Series E--Investment income--net               $    481   $  1,038   $    627   $    656    $    752
                                                                   ========   ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature.The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $54,031 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $272,292,509 and $263,056,593, respectively.

Net realized gains (losses) for the six months ended April 30, 2001 and net unrealized losses as of April 30, 2001 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments            $     83,349   $ (6,913,038)
Financial futures contracts          (653,088)            --
                                 ------------   ------------
Total                            $   (569,739)  $ (6,913,038)
                                 ============   ============


As of April 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $6,913,038, of which $27,184,243 related to appreciated securities and $34,097,281 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $742,397,615.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2001 increased by 165,227 as a result of dividend reinvestment and during the year ended October 31, 2000, remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.60%; Series B, 3.40%; Series C, 3.80%, Series D, 3.80%; and Series E, 3.40%.

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $139,830 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $47,781,000, of which $6,930,000 expires in 2007 and $40,851,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071400 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.


MuniYield Fund, Inc., April 30, 2001


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    44.7%
AA/Aa                                      17.1
A/A                                        10.6
BBB/Baa                                     7.5
BB/Ba                                       6.7
B/B                                         1.5
NR (Not Rated)                              8.0
Other++                                     2.6


++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto W. Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYD


Arthur Zeikel, Director of MuniYield Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.